UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 18, 2019
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2019, Renasant Corporation (“Renasant”) and Bartow Morgan, Jr. entered into an amendment to Mr. Morgan’s employment agreement. The purpose of the amendment was to memorialize Mr. Morgan’s transition from his position as Renasant’s Chief Commercial Banking Officer to that of Renasant’s Georgia Chairman. Mr. Morgan will continue as a member of the Renasant Bank Board of Directors. As Georgia Chairman, Mr. Morgan will assist in strategy and business development in Renasant’s markets, particularly in metropolitan Atlanta and throughout Georgia. The transition to Mr. Morgan’s new position will be completed by December 31, 2019.

The current term of Mr. Morgan’s employment agreement expires on August 31, 2020, unless, as provided in the amendment, the parties mutually agree to extend the term for additional one-year periods. Pursuant to the amendment the restrictive covenants in Mr. Morgan’s employment agreement were limited such that (1) his non-competition obligation will expire on November 15, 2020, unless his separation from service is on account of his involuntary termination for cause or his voluntary separation other than on account of either his “constructive termination” (as defined in his employment agreement) or the employment agreement’s expiration, in which case he will be subject to a one-year non-competition obligation, and (2) his non-solicitation obligation will expire on May 15, 2021, unless his separation from service is on account of his involuntary termination for cause or his voluntary separation other than on account of either his constructive termination or the employment agreement’s expiration, in which case he will be subject to a two-year non-solicitation obligation. In addition, these non-competition and non-solicitation obligations will lapse in the event of a change in control of Renasant.

Curtis Perry, Renasant’s Corporate Banking Officer, will assume Mr. Morgan’s responsibilities with respect to commercial banking.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: November 18, 2019	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
President and Chief Executive Officer